UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2010

SILICON GRAPHICS INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46600 Landing Parkway

Fremont, CA 94538

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 933-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 1, 2010, Silicon Graphics International Corp., a Delaware corporation, (“SGI”) filed a current report on Form 8-K pursuant to Item 2.01, relating to its acquisition of substantially all the assets of Copan Systems, Inc. on February 23, 2010. After further review, SGI has determined that a Current Report on Form 8-K related to this acquisition was not required and that, accordingly, no financial statements of the business acquired will be presented pursuant to Item 9.01(a) of Form 8-K and no pro forma financial information will be presented pursuant to Item 9.01(b) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silicon Graphics International Corp.

Date: April 20, 2010	By:	/S/ JAMES D. WHEAT
James D. Wheat
Senior Vice President and Chief Financial Officer